UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Parsons Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! PARSONS CORPORATION 2026 Annual Meeting Vote by April 13, 2026 11:59 PM ET. For shares held in ESOP, vote by April 9, 2026 11:59 PM ET. PARSONS CORPORATION 14291 PARK MEADOW DRIVE, SUITE 100 CHANTILLY, VA 20151 V82439-P42646 You invested in PARSONS CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 14, 2026. Get informed before you vote View the Notice and Proxy Statement and Form 10-K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to March 31, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* April 14, 2026 9:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/PSN2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 01) Carey A. Smith 02) Letitia A. Long 03) Harry T. McMahon 04) Robert H. Smith 2. Ratification of appointment of PwC as the Company’s independent registered accounting firm for the fiscal year December 31, 2026. 3. To approve, by non-binding advisory vote, the compensation program for the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis section of the proxy statement. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Board Recommends For For For